UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 15, 2013

VUZIX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-53846	04-3392453
(Commission File Number)	(IRS Employer Identification No.)

2166 Brighton-Henrietta Townline Road, Rochester, New York 14623

(Address of principal executive offices)(Zipcode)

(585) 359-5900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Debenture and Warrant Transaction

On July 15, 2013, Vuzix Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Hillair Capital Investments L.P. ("Hillair") whereby the Company agreed, subject to obtaining the requisite approvals from the TSX Venture Exchange, to issue and sell (the “Debenture and Warrant Transaction”) to Hillair (i) a $200,000 16% senior secured convertible debenture due March 21, 2018 (the “Debenture”), and (ii) a common stock purchase warrant (the “Debenture Warrant”) to purchase up to 38,168 shares of the Company’s common stock (the “Common Stock”).  The Company obtained the requisite approvals from the TSX Venture Exchange on July 15, 2013 and the closing of the Debenture and Warrant Transaction occurred on July 15, 2013 (“Original Issue Date”).

The Company issued to Hillair the Debenture and the Debenture Warrant for the purchase price of $200,000. At any time after the Original Issue Date until the Debenture is no longer outstanding, the Debenture shall be convertible, in whole or in part, into shares of Common Stock at the option of Hillair, subject to certain conversion limitations set forth in the Debenture. The conversion price for the Debenture is $5.24 per share, subject to adjustments upon certain events, as set forth in the Debenture.  Interest on the Debenture accrues at the rate of 16% annually and is payable quarterly on February 1, May 1, August 1 and November 1, beginning on August 1, 2013, on any redemption, conversion and at maturity. Interest is payable in cash or at the Company’s option in shares of the Company’s Common Stock, provided certain conditions are met. Commencing on February 1, 2014, the Company will be obligated to redeem a certain amount under the Debenture on a periodic basis in an amount equal to $50,000 on each of February 1, 2014, May 1, 2014 and August 1, 2014 and $12,500 on each of August 1, 2015, August 1, 2016, August 1, 2017 and March 21, 2018 (the “Required Redemption Amount”), until the Debenture’s maturity date of March 21, 2018.  In lieu of a cash redemption and subject to the Company meeting certain equity conditions described in the Debenture, the Company may elect to pay the Required Redemption Amount in shares based on a conversion price.

The Debenture contains certain customary Events of Default (including, but not limited to, default in payment of principal or interest thereunder, breaches of covenants, agreements, representations or warranties thereunder, the occurrence of an event of default under certain material contracts of the Company, including the transaction documents relating to the Debenture and Warrant Transaction, changes in control of the Company and the entering or filing of certain monetary judgments against the Company). Upon the occurrence of any such Event of Default, the outstanding principal amount of the Debenture, plus default premium, liquidated damages, interest and other amounts owing in respect thereof through the date of acceleration, shall become, at Hillair’s election, immediately due and payable in cash.  Commencing five days after the occurrence of any Event of Default, the interest rate on the Debenture shall accrue at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law. The Company is also subject to certain customary non-financial covenants under the Debenture.

Under the terms of the Debenture, the Company, at any time after the six month anniversary of the Original Issue Date and provided certain conditions are met, may redeem some or all of the outstanding principal amount of the Debenture for cash in an amount equal to the sum of (a) 120% of the outstanding principal of the Debenture and (b) accrued but unpaid interest and (c) any liquidated damages due. The Company shall have the option to redeem some or all of the outstanding principal under the Debenture prior to the six month anniversary of the Original Issue Date if additional conditions are met.

The Debenture Warrant may be exercised at any time on or after July 15, 2013 until on or prior to the close of business on March 21, 2018, at an exercise price of $5.24 per share, subject to adjustments upon certain events.  The Debenture Warrant contains certain anti-dilution protective provisions as described therein, subject to any required approvals by the TSX Venture Exchange.

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The Company’s obligations under the Debenture are secured under the terms of the Security Agreement dated as of March 27, 2013 between the Company, the subsidiaries of the Company and Hillair (the “March Security Agreement”) and the Subsidiary Guarantee dated March 27, 2013 between Hillair and the Company’s subsidiaries (the “March Subsidiary Guarantee”). Furthermore, the Company, Paul Travers, the Company’s Chief Executive Officer, and his controlled entity, acknowledged that the obligations of the Company under the Debenture are considered “Obligations” under that certain Pledge Agreement by and among the Company, Hillair, Mr. Travers and Mr. Traver’s controlled entity (the “March Pledge Agreement”). The March Security Agreement, the March Subsidiary Guarantee and the March Pledge Agreement are filed as exhibits to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 27, 2013.

On July 16, 2013, the Company issued a press release regarding the Debenture and Warrant Transaction. A copy of the press release is attached hereto as Exhibit 99.1, which is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Exhibit 99.1 shall not be incorporated by reference into any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

The above descriptions of the material terms of the Securities Purchase Agreement, the Debenture, the Warrant and the other documents ancillary thereto, are qualified in their entirety by reference to the text of such Securities Purchase Agreement, Debenture and Debenture Warrant, which are filed as Exhibits 10.1 to 10.3 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference herein.

The issuance of the securities described above were completed in accordance with the exemption provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement dated July 15, 2013

10.2	16% Senior Secured Convertible Debenture due March 21, 2018

10.3	Common Stock Warrant

99.1	Press Release dated July 16, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2013	VUZIX CORPORATION

	By:	/s/ Paul J. Travers
Paul J. Travers President and Chief Executive Officer

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